CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Terry R. Otton, President of RS Investment Trust (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.     The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  March 3, 2006                       /s/ Terry R. Otton
     ---------------------                 -------------------------------------
                                           Terry R. Otton, President
                                           (principal executive officer)


I, Terry R. Otton, Treasurer of RS Investment Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  March 3, 2006                       /s/ Terry R. Otton
     ---------------------                 -------------------------------------
                                           Terry R. Otton, Treasurer
                                           (principal financial officer)